UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

EDGIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11811 North Tatum Blvd., Suite 3031 Phoenix, AZ	85028
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (602) 850-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EGIO	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On June 6, 2023, the Board of Directors (the “Board”) of Edgio, Inc. (the “Company”) approved a restructuring plan (the “Restructuring Plan”) in order to reduce its operating costs as part of its transformational initiative to optimize its business model and increase efficiencies. The Restructuring Plan is anticipated to entail a reduction in force of approximately 134 employees, or approximately 12% of the Company’s global workforce, to be implemented through the fourth quarter of 2023 (the “Reduction in Force”).

The Company estimates that Restructuring Plan charges will be approximately $3.7 million and will be recorded as restructuring expenses which consist of one-time severance charges and continuation of health benefits. The foregoing estimated charges will be cash expenditures. The Company anticipates it will generate approximately $23.7 million in net annual savings.

Item 5.08	Shareholder Director Nomination.

See Item 8.01 below. In addition, because the 2023 Annual Meeting will be held more than 30 days from the anniversary date of our June 9, 2022 Annual Meeting, the deadlines for any shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), and for any stockholder nomination or proposal outside of Rule 14a-8, for consideration at the 2023 Annual Meeting set forth in the Company’s 2022 proxy statement, and as listed in the Company’s Proxy Statement on Schedule 14A, as filed with the SEC on May 4, 2022, are no longer applicable.

Item 8.01	Other Events.

Section 1.4 of the Company’s by-laws provides that the Board shall designate the date and time of the annual meeting of stockholders. As of the date hereof, the Company has not yet filed its Annual Report on Form 10-K for the period ended December 31, 2022 (the “Form 10-K”) due to its restatement of the Company’s previously issued financial statements to correct errors in accounting for the Company’s Open Edge solution and other adjustments. To allow more time to complete the Form 10-K, proxy statement and annual report to stockholders, the Company’s Board of Directors has not determined a date for its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The time, location and other meeting details for the 2023 Annual Meeting, and the record date for determining stockholders entitled to vote, will be determined in the future and will be announced in a Current Report on Form 8-K and included in proxy materials to be filed with the Securities and Exchange Commission and distributed to stockholders promptly after the record date.

For stockholders who wish to present a proposal to be considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting, the Company will set a deadline for the receipt of such proposals in accordance with Rule 14a-8 under the Exchange Act, which will be a reasonable time before the Company begins to print and send its proxy materials. Pursuant to the Company’s bylaws, the Company will also set forth a deadline for stockholder proposals and nominations submitted outside of Rule 14a-8 of the Exchange Act, which will be no later than the close of business on the later of one hundred and twenty (120) calendar days in advance of the 2023 Annual Meeting and ten (10) calendar days following the date on which public announcement of the date of the meeting is first made. In addition to satisfying the requirements under the Company’s bylaws, to comply with the universal proxy rules under Rule 14a-9 of the Exchange Act, the Company will provide a deadline which would be no later than sixty (60) calendar days prior to the date of the 2023 Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of the annual meeting is first made by the Company.

The Company and certain of its directors are defendants in litigation in the Delaware Court of Chancery captioned In re Edgio, Inc. Stockholders Litigation, No. 2022-0624-MTZ. The litigation concerns certain provisions in the Stockholders Agreement between the Company and College Top Holdings, Inc. dated June 15, 2022. In connection with the litigation, the Company has agreed not to enforce the following provisions of the Stockholders Agreement for purposes of the 2023 Annual Meeting only:

•	Section 3.1(a);

•	Section 3.1(b); and

•

Section 4.1(b)(ii) and (iii) insofar as these provisions apply to persons included in subsection (ii) of the definition of “Restricted Persons” (which definition is set forth in Section 1.1 of the Stockholders Agreement).

Forward-Looking Statement Disclaimer

The Company includes in this Current Report “forward-looking statements” within the meaning of the federal securities laws. A reader can identify forward-looking statements because they are not limited to historical fact or they use words such as “expect,” “estimate,” “intends,” and similar expressions that concern the Company’s strategy, plans, intentions or beliefs about future occurrences or results, including without limitation statements regarding the anticipated financial results of the Company’s restructuring initiative discussed herein.

Forward-looking statements are subject to risks, uncertainties and other factors that may change at any time and may cause actual results to differ materially from those that the Company expected. Many of these statements are derived from the Company’s operating budgets and forecasts, which are based on many detailed assumptions that the Company believes are reasonable, or are based on various assumptions about certain plans, activities or events which the Company expects will or may occur in the future. However, it is very difficult to predict the effect of known factors, and the Company cannot anticipate all factors that could affect actual results that may be important to an investor. All forward-looking information should be evaluated in the context of these risks, uncertainties and other factors, including those factors disclosed in this Current Report and those factors disclosed under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 17, 2022 and the Company’s subsequent current reports filed with the SEC.

All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 7, 2023	EDGIO, INC.

/s/ Richard P. Diegnan
Richard P. Diegnan
Chief Legal Officer & Secretary